Exhibit 10.33

EIGHTH AMENDMENT

OF THE

SKY FINANCIAL GROUP, INC. PROFIT SHARING, 401(K) AND ESOP PLAN

(As Amended and Restated Effective January 1, 2004)

WHEREAS, Sky Financial Group, Inc. (the “Company”) maintains the Sky Financial Group, Inc. Profit Sharing, 401(k) and ESOP Plan (the “Plan”); and

WHEREAS, the Company has delegated authority to amend the Plan to the Sky Financial Group, Inc. Benefit Plans Committee (the “Committee”), and the Committee has determined that amendment of the Plan is necessary and desirable.

Now, THEREFORE, pursuant to the power reserved to the Company by Section 10.01 of the Plan, and by virtue of the authority delegated to the Committee, the Plan, as previously amended, is hereby further amended, effective as of January 1, 2006, except where otherwise noted, in the following particulars:

1. By adding the following at the end of Section 1.23 of the Plan:

“Effective January 1, 2006, the term ‘BDA Participant’ means either a (i) Participant for whom an amount was transferred from the Benefit Design Agency of Ohio 401(k) Retirement Savings Plan, or (ii) a former participant in the Benefit Design Agency of Ohio 401(k) Retirement Savings Plan who is entitled to a restoration of his or her Accounts upon reemployment. Effective January 1, 2006, the term ‘Belmont Participant’ means either a (i) Participant for whom an amount was transferred from the Belmont National Bank 401(k) Profit Sharing Plan, or (ii) a former participant in the Belmont National Bank 401(k) Profit Sharing Plan who is entitled to a restoration of his or her Accounts upon reemployment.”

2. By substituting the following for the second paragraph of Section 6.05 of the Plan, in its entirety:

“A Participant may defer the commencement of distributions under the Plan to a date later than set forth above.”

3. By adding the following at the end of Section 10.03 of the Plan:

“Any benefits provided under a transferring or merging plan that are protected benefits under Code Section 411(d)(6) and regulations thereunder shall be available to Participants (and their Beneficiaries) under the Plan.”

4. By adding the following new Section 13.17 of the Plan:

“13.17 Merger of Belmont National Bank 401(k) Profit Sharing Plan Accounts Effective January 1, 2006. Prior to January 1, 2006, the Company (as a result of its acquisition of Belmont National Bank (‘Belmont’), effective June 1, 2005) maintained the Belmont National Bank 401(k) Profit Sharing Plan (the ‘Belmont Plan’). Effective January 1, 2006, the Belmont Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of Belmont immediately prior to acquisition by the Company and/or a participant in the Belmont Plan is eligible to participate in the Plan beginning January 1, 2006, if the Employee meets the requirements of Section 2.01.

Amounts transferred from the Belmont Plan pursuant to this Section from a Participant’s account that were attributable to ‘salary reduction contributions’ under the Belmont Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the Belmont Plan that were attributable to ‘matching contributions’ under the Belmont Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the Belmont Plan that were attributable to ‘discretionary profit sharing contributions’ under the Belmont Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Belmont Plan that were attributable to ‘prior plan contributions’ under the Belmont Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Belmont Plan that were attributable to ‘rollover’ contributions under the Belmont Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan. Amounts transferred from the Belmont Plan that were attributable to ‘Voluntary Contributions’ under the Belmont Plan shall be held and invested in the Participant’s After-Tax Contributions Account, which will be a subaccount of the Participant’s Prior Plan Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.17 will always have a nonforfeitable interest in the amounts transferred from the Belmont Plan.

‘Years of Service’ credited under the Belmont Plan will count as Years of Service under this Plan solely for purposes of determining the Employee’s nonforfeitable interest in his or her account under Section 5.03 of the Plan.”

5. By adding the following new Section 13.18 of the Plan:

“13.18 Merger of Benefit Design Agency of Ohio, Inc. Plan Accounts Effective January 1, 2006. Prior to January 1, 2006, the Company (as a result of its acquisition of Benefit Design Agency of Ohio, Inc. (‘BDA’), effective August 1, 2005) maintained the Benefit Design Agency of Ohio 401(k) Retirement Savings Plan (the ‘BDA Plan’). Effective January 1, 2006, the BDA Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of BDA immediately prior to acquisition by the Company and/or a participant in the BDA Plan is eligible to participate in the Plan beginning January 1, 2006, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employee who was an employee of BDA immediately prior to acquisition by the Company will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Amounts transferred from the BDA Plan pursuant to this Section from a Participant’s account that were attributable to ‘Section 401(k) Deferrals’ under the BDA Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the BDA Plan that were attributable to Employer ‘Matching Contributions’ under the BDA Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the BDA Plan that were attributable to ‘Employer Nonelective Contributions’ or ‘employer fail-safe contributions’ under the BDA Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the BDA Plan that were attributable to ‘Rollover Contributions’ under the BDA Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.18 will always have a nonforfeitable interest in the amounts transferred from the BDA Plan.

‘Years of Service’ credited under the BDA Plan will count as Years of Service under this Plan solely for purposes of (i) determining the Employee’s nonforfeitable interest in his or her Accounts under Section 5.03 of the Plan and (ii) determining the Employee’s ‘Years of Service’ under Section 14.05(c) of the Plan.

Notwithstanding the provisions of Section 6.02 of the Plan, the provisions of Section 6.03(a) through 6.03(c) shall apply exclusively to all distributions to BDA Participants scheduled to commence prior to March 15, 2006; provided, however, that the distribution option under Section 6.03(b)(ii) shall not be available to BDA Participants. On and after March 15, 2006, the provisions of Section 6.02 shall apply exclusively to all distributions to BDA Participants.”

6. By adding the following new Section 13.19 to the Plan:

“13.19 Merger of Becker-McDowell Agency, Inc. 401(k) Plan Accounts Effective January 1, 2006. Prior to January 1, 2006, the Company (as a result of its acquisition of Becker-McDowell Agency, Inc. (‘Becker’), effective October 5, 2005) maintained the of Becker-McDowell Agency, Inc. 401(k) Plan (the ‘Becker Plan’). Effective January 1, 2006, the Becker Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of Becker immediately prior to acquisition by the Company and/or a participant in the Becker Plan is eligible to participate in the Plan beginning January 1, 2006, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employee who was an employee of Becker immediately prior to acquisition by the Company will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Amounts transferred from the Becker Plan pursuant to this Section from a Participant’s account that were attributable to ‘elective salary deferrals’ under the Becker Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the Becker Plan that were attributable to ‘Nonelective Safe Harbor Contributions’ under the Becker Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Becker Plan that were attributable to ‘Employer discretionary profit sharing contributions’ under the Becker Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Becker Plan that were attributable to ‘Rollover’ contributions under the Becker Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.19 will always have a nonforfeitable interest in the amounts transferred from the Becker Plan.

‘Years of Service’ credited under the Becker Plan will count as Years of Service under this Plan solely for purposes of determining the Employee’s nonforfeitable interest in his or her account under Section 5.03 of the Plan.”

7. By adding the following new Section 13.20 to the Plan:

“13.20 Merger of Steiner Insurance Agency, Inc. 401(k) Employee Savings Plan Accounts Effective January 1, 2006. Prior to January 1, 2006, the Company (as a result of its acquisition of Steiner Insurance Agency, Inc. (‘Steiner’), effective October 5, 2005) maintained the Steiner Insurance Agency, Inc. 401(k) Employee Savings Plan (the ‘Steiner Plan’). Effective January 1, 2006, the Steiner Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of Steiner immediately prior to acquisition by the Company and/or a participant in the Steiner Plan is eligible to participate in the Plan beginning January 1, 2006, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employee who was an employee of Steiner immediately prior to acquisition by the Company will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Amounts transferred from the Steiner Plan pursuant to this Section from a Participant’s account that were attributable to ‘Elective Deferrals’ under the Steiner Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the Steiner Plan that were attributable to ‘Nonelective Safe Harbor Contributions’ under the Steiner Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Steiner Plan that were attributable to ‘Employer discretionary profit sharing contributions’ under the Steiner Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Steiner Plan that were attributable to ‘Rollover’ contributions under the Steiner Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.20 will always have a nonforfeitable interest in the amounts transferred from the Steiner Plan.

‘Years of Service’ credited under the Steiner Plan will count as Years of Service under this Plan solely for purposes of determining the Employee’s nonforfeitable interest in his or her account under Section 5.03 of the Plan.”

8. By adding the following new Section 13.21 to the Plan:

“13.21 Merger of Falls Bank Plan Accounts Effective January 1, 2006. Prior to January 1, 2006, the Company (as a result its acquisition of Falls

Bank effective November 29, 2005) maintained the Falls Bank 401(k) Profit Sharing Plan (the ‘Falls Bank Plan’). Effective January 1, 2006, the Falls Bank Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of Falls Bank immediately prior to acquisition by the Company and/or a participant in the Falls Bank Plan is eligible to participate in the Plan beginning January 1, 2006, if the Employee meets the requirements of Section 2.01.

Amounts transferred from the Falls Bank Plan pursuant to this Section from a Participant’s account that were attributable to ‘Elective Deferrals’ under the Falls Bank Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections.

A Participant for whom amounts are transferred under this Section 13.21 will always have a nonforfeitable interest in the amounts transferred from the Falls Bank Plan.

‘Years of Service’ credited under the Falls Bank Plan will count as Years of Service solely for purposes of determining the Employee’s nonforfeitable interest in his or her Accounts under Section 5.03 of the Plan.”

9. By adding the following new Section 13.22 to the Plan:

“13.22 Participation of Peter B. Burke Agency, Inc. Participants. Effective January 3, 2006, the Company acquired Peter B. Burke Agency, Inc. An Employee who was an employee of Peter B. Burke Agency, Inc. immediately prior to acquisition by the Company is eligible to participate in the Plan (i) for purposes of ESOP Contributions under Section 3.05 of the Plan, effective January 3, 2006, and (ii) for all other purposes of the Plan except Profit Sharing Contributions under Section 3.04 of the Plan, effective April 1, 2006, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employee who was an employee of Peter B. Burke Agency, Inc. immediately prior to acquisition by the Company will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Notwithstanding Section 1.36(g) of the Plan, a Participant who was an employee of Peter B. Burke Agency, Inc. immediately prior to acquisition by the Company will receive credit towards ‘Years of Service’ under the Plan for all hours, years and/or other periods of service that such Participant had with Peter B. Burke Agency, Inc. solely for purposes of determining the Employee’s (i) eligibility to participate in the Plan under Section 2.01 and (ii) nonforfeitable interest in his or her Accounts under Section 5.03 of the Plan.”

10. By adding the following new paragraph (k) of Section 14.01 of the Plan:

“(k) For each BDA Participant, if the value of the Participant’s vested Accounts subject to security for a loan is in excess of $5,000, then in the 90-day period ending on the date on which the loan is secured, the Participant’s spouse, if any, must consent to the loan. If the spouse does not give consent, then such Participant shall not be eligible for a loan. Notwithstanding the foregoing, the spouse’s consent is not required for any loan that is scheduled to be disbursed to a BDA Participant on or after March 15, 2006.”

11. By adding the following new paragraph (d) of Section 14.02 of the Plan:

“(c) For each BDA Participant, hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any hardship distribution that is scheduled to be distributed to a BDA Participant on or after March 15, 2006.”

12. By substituting the following for Section 14.05 of the Plan, in its entirety:

“14.05 In-Service Withdrawals.

(a) In-Service Withdrawals At Age 59- 1/2. Any active Participant who has attained age 59- 1/2 may make written application to the Plan Administrator (on a form and in a manner to be prescribed by the Plan Administrator) to withdraw from the Trust Fund an amount not in excess of the value of his or her vested Accounts. An active Participant who has attained age 59- 1/2 may make such a request without terminating employment. Notwithstanding the foregoing, in-service withdrawals shall not be permitted from a Participant’s ESOP Account and/or Dividend Reinvestment Account.

(b) In-Service Distributions Relating to M&E Participants. In-service distributions to M&E Participants are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any in-service distribution to an M&E Participant that is scheduled to be distributed on or after the 90th day after the Participant has been furnished a summary of Section 6.02 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3.

(c) In-Service Distributions Relating to BDA Participants. In addition to the in-service withdrawal provision of Section 14.05(a), an active BDA Participant who has attained age 55 and completed at least seven Years of Service may make written application to the Plan Administrator (on a form and in a manner to be prescribed by the Plan Administrator) to receive an in-service withdrawal from the Trust Fund of all or any portion of any amounts transferred from the BDA Plan that were attributable ‘Employer Matching Contributions’ or

‘Employer Nonelective Contributions’ under the BDA Plan. A BDA Participant may also make written application to the Plan Administrator (on a form and in a manner to be prescribed by the Plan Administrator) to receive an in-service distribution of all or any portion of any amounts transferred from the BDA Plan if the BDA Participant incurs a Disability. A BDA Participant may also make written application to the Plan Administrator at any time (on a form and in a manner to be prescribed by the Plan Administrator) to receive an in-service distribution of all or any portion of any amounts transferred from the BDA Plan that were attributable to ‘Rollover Contributions’ under the BDA Plan.

In-service distributions to BDA Participants are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any in-service distribution to a BDA Participant that is scheduled to be distributed on or after March 15, 2006.

(d) In-Service Distributions Relating to Belmont Participants. In addition to the in-service withdrawal provision of Section 14.05(a), an active Belmont Participant may make written application to the Plan Administrator at any time (on a form and in a manner to be prescribed by the Plan Administrator) to receive an in-service withdrawal from the Trust Fund of all or any portion of any amounts transferred from the Belmont Plan that were attributable to ‘rollover contributions’ or ‘Voluntary Contributions’ (and the earnings thereon) under the Belmont Plan.”

*        *        *

IN WITNESS WHEREOF, on behalf of the Committee, the undersigned Committee member has executed this amendment this 14th day of March 2006.

SKY FINANCIAL GROUP, INC.
BENEFIT PLANS COMMITTEE

By:	/s/ Thomas A. Sciorilli
Its:	Chief Human Resources Officer